Rule 497(d)
                                    FT 583


Supplement to the Prospectus dated December 31, 2001, as amended January 2, 2002

Notwithstanding anything to the contrary in the prospectus, total return figures for the 2001 calendar year for the European Target 20 Strategy, DJIA, S&P 500
Index  and  Nasdaq-100  Index  were  -10.05%,   -5.45%,  -11.88%  and  -32.62%,
respectively. In addition, the average annual total return for the DJIA (from 1/1/72 through 12/31/01), the S&P 500 Index (from 1/1/85 through 12/31/01) and the S&P 500 Index (from 1/1/86 through 12/31/01) as presented on page 23 of the prospectus were 12.53%, 14.92% and 13.94%, respectively.


January 8, 2002